UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                       Date of Report: December 5, 2005
                      (Date of earliest event reported)



                          QUEST RESOURCE CORPORATION
            (Exact name of registrant as specified in its charter)



            Nevada                   0-17371              90-0196936
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                        9520 North May Ave., Suite 300
                        Oklahoma City, Oklahoma 73120
         (Address of principal executive offices, including zip code)



                                (405) 488-1304
             (Registrant's telephone number, including area code)

      Item 7.01 Regulation FD Disclosure

      Quest Resource Corporation will be providing updates monthly for various operational information, beginning with the operational month of November 2005. This information will be posted to the Company's website at www.qrcp.com and will be listed under a new bullet point labeled "Operational Update" on the first page of the website. The monthly updates will be posted to our website around the fifth of each month for the preceding month's activity.

      The information for November 2005 is as follows:

      Wells Drilled            23
      Wells Connected           2
      Wells Recompleted        21

      Pipeline Buried        7.75
      (miles)

      Net Acres Acquired    802.55


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QUEST RESOURCE CORPORATION



                                          By:   /s/ Jerry D. Cash
                                               ---------------------------------
                                                Jerry D. Cash
                                                Chief Executive Officer

      Date: December 5, 2005